                                                                   EXHIBIT 10.59

                                WARRANT AGREEMENT


WARRANT AGREEMENT dated as of February 5, 1997 between BRASSIE GOLF CORPORATION, a Delaware corporation (the "Company"), and PYRAMID INVESTMENTS LLC (hereinafter referred to as the "Holder").

                              W I T N E S S E T H:

WHEREAS, the Company proposes to issue to the Holder (or its permitted assigns) a warrant (the "Warrant") to purchase up to 400,000 shares of common stock of the Company ("Common Stock") (one share of Common Stock is hereinafter referred
                                           ------
to as a "Security" and more than one share of Common Stock is hereinafter referred to collectively as the "Securities"); and

WHEREAS, the Warrant will be issued on the date hereof by the Company to the Holder pursuant to a Letter Agreement dated February 5, 1997 between the Company and the Holder.

NOW, THEREFORE, in consideration of the premises, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. All terms not specifically defined in the Warrant Certificate shall have the meanings ascribed to them in this Agreement.

2. Grant. The Holder is hereby granted the right to purchase up to 400,000 Securities at any time during the period commencing at 9:00 A.M., Eastern Standard Time on February 5, 1997 (the "Effective Date") and ending on February 4, 2000.

3.       Exercise Price.

3.1 Initial Exercise Price. The initial exercise price per security (the "Initial Exercise Price) (subject to adjustment as provided in Section 9 hereof) shall be $1.25 (U.S.) per Security.

3.2 Adjusted Exercise Price. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments to the Exercise Price in accordance with the provisions of Section 9 hereof (the "Adjusted Exercise Price").

3.3 Exercise Price. The term "Exercise Price" herein shall mean the Initial Exercise Price or the Adjusted Exercise price, depending upon the context.

4. Termination. This Agreement shall terminate at 5:00 P.M., Eastern Standard Time on February 4, 2000.

5. Warrant Certificates. The warrant certificates (the "Warrant Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

6.       Exercise of Warrant.

6.1 Initial Exercise Price. The Warrant initially is exercisable at the Initial Exercise Price (subject to adjustment as provided in Section 9 hereof) per Security multiplied by the number of Securities being purchased (the "Purchase Price") payable in cash as set forth in
         Section 6.1.1.

6.1.1 Cash Exercise. Payment shall be made in United States Dollars by wire transfer of immediately available funds or certified or official bank check in New York Clearing House funds.

6.2 Surrender of Warrant Certificate. Upon surrender of a Warrant Certificate, together with payment of the Purchase price for the Securities purchased, at the Company's principal office at 5806 A Breckenridge Parkway, Tampa, Florida the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the Securities so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional Securities). In case of the purchase of less than all the Securities purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Securities purchasable thereunder.

7. Issuance of Certificates. Upon the exercise of the Warrant, the issuance of certificates for shares of Common Stock or other securities, properties or rights underlying the Warrant, the issuance of certificates for shares of Common Stock shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Section 8 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

8. Regulation S Restrictions. Exercise of this Warrant and acceptance of shares of Common Stock upon such exercise shall constitute an agreement by the holder not to offer or sell such shares in the United States, to a U.S. Person (as such term is defined in Regulation S promulgated under the Securities Act of 1933, as amended ("Regulation S") or for the account or benefit of a U.S. Person during the period commencing on the date on which it exercises the Warrant and ending on the day following any applicable restrictive period under

         Regulation S. At the time this Warrant is exercised, the Company may require the holder to state in the notice of exercise such reasonable representations concerning the holder as are necessary or appropriate to assure compliance by the holder with Regulation S. The certificates representing the shares of Common Stock issued upon exercise of this Warrant shall bear solely the following legend:

                  "The shares of Common Stock of Brassie Golf Corporation represented hereby have been issued pursuant to Regulation S, promulgated under the United States Securities Act of 1933, as amended (the "Act") and have not been registered under the Act or any applicable state securities laws. These shares may not be offered or sold within the United States or to or for the account of a "U.S. Person" as that term is defined in Regulation S during the period commencing on the date of issuance hereof and ending [add then Applicable Restricted Period for nonaffiliates] days thereafter."


9. Adjustments to Exercise Price and Number of Securities. The rights evidenced by the Warrant are to purchase common stock of the company as it was constituted on February 5, 1997 ("Common Stock"). If there shall, prior to the exercise of any of the rights evidenced by the Warrant, be any reorganization of the authorized capital of the Company by way of consolidation, merger, sub-division, amalgamation, stock-split, reverse stock-split, or otherwise, or the payment of any stock dividends, then there shall automatically be an adjustment in either or both the number of shares of the Company which may be purchased pursuant to the Warrant or the price at which such shares may be purchased pursuant to the Warrant or the price at which such shares may be purchased, by corresponding amounts, so that the rights evidenced by the Warrant shall thereafter be as reasonably as possible equivalent to those originally granted by the Warrant. The Company shall have the sole and exclusive power to make adjustments as it considers necessary and desirable.

10. Exchange and Replacement of Warrant Certificates. Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Securities in such denominations as shall be designated by the Holder thereof at the time of such surrender.

         Upon receipt by the Company of evidence reasonable satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonable satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

11. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.

12. Reservation of Securities. During the term of this Agreement, (i) the Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrant such number of shares of Common Stock as shall be issuable upon the exercise thereof and (ii) the Company covenants and agrees that, upon exercise of the Warrant and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive or similar rights of any stockholder.

13. Notices to Warrant Holder. Nothing contained in this Agreement shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrant or their exercise, any of the following events shall occur:

         (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

         (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

         (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

         then, in any one or more of said events, the Company shall give written notice of such event at lease ten (10) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

14. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

         (a) If to the registered Holder of the Warrant, to the address of such Holder as shown on the books of the Company; or

         (b) If the Company, to the address referred to in Section 6 hereof or to such other address as the Company may designate by notice to the Holder.

15. Supplements and Amendments. This Agreement may not be amended except in writing signed by the Company and the Holder.

16. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and permitted assigns hereunder.

17. Governing Law. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

18. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Holder(s) of the warrant Certificates or Securities any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Holder(s) of the Warrant Certificates or Securities.

19. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the date and year first above written.

                                         BRASSIE GOLF CORPORATION



                                         By: /s/ Lance McNeill
                                            ----------------------------------

                                            Title: Vice President
                                                  ----------------------------



                                         Field Secretaries (Cayman) Limited
                                         as Secretary of

                                         PYRAMID INVESTMENTS LLC

                                         By: /s/ Erwin Di Kau
                                            ----------------------------------

                                         Name: Erwin Di Kau
                                              --------------------------------

                                         Title: Manager Mutual Funds
                                               -------------------------------



                                         Field Secretaries (Cayman) Limited
                                         as Secretary of

                                         PYRAMID INVESTMENTS LLC

                                         By: /s/ Kelly Ireland
                                            ----------------------------------

                                         Name: Kelly Ireland
                                              --------------------------------

                                         Title: Assistant Manager Mutual Funds
                                               -------------------------------